UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2019, the Company announced new executive leadership assignments for key senior executives, effective January 1, 2020. William F. Concannon, currently Global CEO, Global Workplace Solutions, will assume a new senior executive role – Global Group President, Clients and Business Partners. Consistent with the Company’s succession planning, John E. Durburg, currently Global Chief Operating Officer, will succeed Mr. Concannon as Global CEO, Global Workplace Solutions. J. Christopher Kirk, currently Chief Executive Talent & Administrative Officer, will become Global Chief Operating Officer. Michael J. Lafitte, currently Global CEO, Advisory Services, will become Global CEO, Real Estate Investments. Lastly, Daniel G. Queenan, currently Global CEO, Real Estate Investments, will become Global CEO, Advisory Services.

Item 8.01	Other Events.

The Company’s Board of Directors has approved an incremental $100 million increase to the Company’s stock repurchase authorization. The Company’s stock repurchase program is expected to be executed through open market transactions, privately negotiated transactions, or in such other manner as determined by the Company, including through plans complying with Rule 10b5-1 under the Exchange Act. The timing of the repurchases and the actual amount repurchased will depend on a variety of factors, including the market price of the Company’s common stock, general market and economic conditions and other factors. The stock repurchase program may be extended, suspended or discontinued at any time without notice.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2019	CBRE GROUP, INC.

	By:	/s/ Dara A. Bazzano
Dara A. Bazzano
Senior Vice President, Global Finance and Chief Accounting Officer